Exhibit 11


                       COMPUTATION OF PER SHARE EARNINGS

The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and six months ended February 28, 1998 and 1997.

Three months ended February 28, 1998:
          23,270,675 x shares outstanding for 90 days        2,094,360,750
          Divided by number of days in the period                       90
                                                             _____________
                                                                23,270,675

Six months ended February 28, 1998:
          23,266,374 x shares outstanding for  18 days         418,794,732
          23,266,921 x shares outstanding for  17 days         395,537,657
          23,268,328 x shares outstanding for   9 days         209,414,952
          23,270,675 x shares outstanding for 137 days       3,188,082,475
                                                             _____________
                                                             4,211,829,816
          Divided by number of days in the period                      181
                                                             _____________
                                                                23,269,778

Three months ended February 28, 1997:
         23,329,990 x shares outstanding for 31 days           723,229,690
         23,404,092 x shares outstanding for 31 days           725,526,852
         23,409,028 x shares outstanding for 28 days           655,452,784
                                                             _____________
                                                             2,104,209,326
         Divided by number of days in the period                        90
                                                             _____________
                                                                23,380,104

Six months ended February 28, 1997:
         23,892,819 x shares outstanding for 30 days           716,784,570
         23,666,720 x shares outstanding for 31 days           733,668,320
         23,281,927 x shares outstanding for 30 days           698,457,810
         23,329,990 x shares outstanding for 31 days           723,229,690
         23,404,092 x shares outstanding for 31 days           725,526,852
         23,409,028 x shares outstanding for 28 days           655,452,784
                                                             _____________
                                                             4,253,120,026
         Divided by number of days in the period                       181
                                                             _____________
                                                                23,497,901